Prospectus Supplement

February 28, 2018

Morgan Stanley Institutional Fund, Inc.

Supplement dated February 28, 2018 to the Morgan Stanley Institutional Fund, Inc. Prospectus dated May 1, 2017

Small Company Growth Portfolio

Important Notice Regarding Change in Investment Policy

Effective April 30, 2018, the first two paragraphs under the section of the Prospectus entitled "Fund Summary—Small Company Growth Portfolio—Principal Investment Strategies" are hereby deleted and replaced with the following:

Under normal market conditions, the Adviser seeks to achieve the Fund's investment objective by investing primarily in established and emerging companies with capitalizations within the range of companies included in the Russell 2000® Growth Index. As of December 31, 2017, these market capitalizations ranged between $14.8 million and $8.8 billion.

Under normal circumstances, at least 80% of the Fund's assets will be invested in equity securities of small capitalization companies. This policy may be changed without shareholder approval; however you would be notified upon 60 days' notice in writing of any changes.

Effective April 30, 2018, the section of the Prospectus entitled "Details of the Funds—Small Company Growth Portfolio—Approach" is hereby deleted and replaced with the following:

Under normal market conditions, the Adviser seeks to achieve the Fund's investment objective by investing primarily in established and emerging companies, with capitalizations within the range of companies included in the Russell 2000® Growth Index. As of December 31, 2017, these market capitalizations ranged between $14.8 million and $8.8 billion.

Effective April 30, 2018, the first paragraph of the section of the Prospectus entitled "Details of the Funds—Small Company Growth Portfolio—Process" is hereby deleted and replaced with the following:

Under normal circumstances, at least 80% of the Fund's assets will be invested in equity securities of small capitalization companies. This policy may be changed without shareholder approval; however, you would be notified upon 60 days' notice in writing of any changes. A company is considered to be a small capitalization company if it has a total market capitalization within the range of companies included in the Russell 2000® Growth Index.

Please retain this supplement for future reference.

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